SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                                ---------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): September 29, 1997


                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                      (re: EQUICREDIT FUNDING TRUST 1997-B)
         ---------------------------------------------------------------
        (Exact name of registrant as specified in governing instruments)


   Delaware                         333-20675                     59-3466219
---------------                  ----------------                --------------
(State or other                  (Commission File                (IRS Employer
jurisdiction of                       Number)                    Identification
organization)                                                         No.)

        10401 Deerwood Park Boulevard, Jacksonville, Florida 32256-0505
        ----------------------------------------------------------------
        (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (904) 987-5000



          (Former name or former address, if changed since last report)



                         Exhibit Index located at Page 2

Items 1 through 6 and 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements - Not Applicable

     (b)  Pro Forma Financial Information - Not Applicable

     (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed with respect to the Trust:

                                                                                              Sequentially
        Exhibit                                                                                 Numbered
        Number                              Exhibit                                                Page

   1.1 (A)            Underwriting Agreement dated as of September 11, 1997                     5
                      among EQCC Asset Backed Corporation, EQCC
                      Receivables Corporation, Lehman Brothers Inc. and
                       Prudential Securities Incorporated

   1.1 (B)            Representations Letter dated as of September 11, 1997                    33
                      among EquiCredit Corporation of America, EquiCredit
                      Corporation/Ala. & Miss., California/EquiCredit
                      Corporation, EquiCredit Corporation of In., EquiCredit
                      Corporation of Pa., EquiCredit Corporation of SC, Lehman
                      Brothers Inc. and Prudential Securities Incorporated

+  4.1 (A)            Pooling and Servicing Agreement, dated as of September 1,                48
                      1997, among EquiCredit Corporation of America, as Servicer,
                      EQCC Asset Backed Corporation, EQCC Receivables
                      Corporation and U.S. Bank National Association, as Trustee

+      10.1           Transfer Agreement dated as of September 1, 1997                        397
                      among EquiCredit Corporation of America, EquiCredit
                      Corporation/Ala. & Miss., California/EquiCredit
                      Corporation, EquiCredit Corporation of In., EquiCredit
                      Corporation of Pa., EquiCredit Corporation of SC, EQCC
                      Asset Backed Corporation and EQCC Receivables
                      Corporation

+      10.3           Custodial Agreement dated as of September 1, 1997 among                 610
                      EquiCredit Corporation of America, EquiCredit
                      Corporation/Ala. & Miss., California/EquiCredit Corporation,
                      EquiCredit Corporation of In., EquiCredit Corporation of Pa.,
                      EquiCredit Corporation of SC, EQCC Receivables
                      Corporation, EQCC Asset Backed Corporation, U.S. Bank
                      National Association, as Trustee, and BankBoston, N.A., as
                      Custodian.

+ Those schedules and exhibits to the foregoing documents which present statistical or related information regarding the underlying mortgage pool have been filed in paper format only pursuant to Rule 311 of Regulation S-T of the Securities Act of 1933, as amended from time to time. For reference purposes, the documents themselves have also been filed in paper format as well as in electronic format.

                  [Remainder of page intentionally left blank.]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EQCC RECEIVABLES CORPORATION


October 14, 1997                   By: /s/ Terence G. Vane, Jr.
                                      ------------------------------------
                                      Terence G. Vane, Jr., Vice President


                                   EQCC ASSET BACKED CORPORATION


October 14, 1997                   By:/s/ Terence G. Vane, Jr.
                                      ------------------------------------
                                      Terence G. Vane, Jr., Vice President